UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2015

Shutterfly, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 12, 2015, Shutterfly, Inc. (“Shutterfly”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2014.

This press release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Shutterfly under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 9, 2015, Brian Manca informed Shutterfly management and the Audit Committee that he will be stepping down as Chief Accounting Officer of the Company after the completion of the Company’s fourth quarter 2014 and fiscal year 2014 earnings report and Form 10-K filing.  His last day at the Company will be March 15, 2015.  After that date, Brian Regan, Shutterfly, Inc. SVP and CFO, will serve as both the principal financial officer and principal accounting officer.

Use of Non-GAAP Financial Information

Shutterfly has supplemented the financial measures contained in the attached press release that are provided in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Shutterfly believes that these non-GAAP financial measures provide useful information about its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Shutterfly’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Shutterfly’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Shutterfly’s financial results, develop budgets and manage expenditures. The method Shutterfly uses to produce non-GAAP financial results may differ from the methods used by other companies.  Shutterfly’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP.  Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.01.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description

99.01	Press release, dated February 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Brian M. Regan
Brian M. Regan
Senior Vice President and Chief Financial Officer

Date: February 12, 2015

EXHIBIT INDEX

Number	Description

99.01	Press release, dated February 12, 2015.